Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Loans, allowance	$ 6,925	$ 6,620
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	50,000,000	50,000,000
Common stock, shares issued	16,427,917	16,135,917
Treasury stock, shares	133,007	111,707
Series B Preferred Stock [Member]
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, share authorized	480,000	480,000
Preferred stock, share issued	480,000	480,000